                               A G R E E M E N T
                               -----------------

     ARTICLES OF AGREEMENT made and entered into the 23rd day of November, 1960, by and between RENT-A-CAR SERVICES CORPORATION, an Illinois corporation, hereinafter sometimes referred to as SERVICES, and FRANK KATZEN, ERNST SIELAFF and HARRY VERBLEN, as co-partners, d/b/a BUDGET RENT-A-CAR OF ARIZONA, a co-partnership, hereinafter sometimes referred to as LICENSEE.

                                A R T I C L E I
                                ---------------

         RENT-A-CAR SERVICES CORPORATION, during the existence of this contract agrees as follows:

         A. To grant to LICENSEE the exclusive use of the name and mark "BUDGET RENT-A-CAR" in conjunction with the operation of an automobile rental business in the State of Arizona. LICENSEE shall have the right to enter into sublicensing agreements within the said geographical territory upon the approval of SERVICES. SERVICES agrees not to withhold unreasonably such approval.

         B. To furnish a two week training course to LICENSEE or its representative at the Los Angeles office of BUDGET RENT-A-CAR, or similar office. LICENSEE is to pay all its own travel and living expenses in connection with such course.

         C. To spend a minimum of FIFTY PERCENT (50%) of the gross franchise fees paid by all Licensees for advertising, promotion and reservations for the benefit of Licensees, allocated on a reasonable basis nationally and locally.

         D. To maintain reservations offices in New York City, Los Angeles and Chicago. The cost of maintaining such offices shall be applicable against the minimum amount specified in Paragraph C necessary to be spent for the benefit of Licensees.

         E. To forward to LICENSEE all applicable reservations made at SERVICES' reservations offices at no charge to LICENSEE for postage, telephone or telegraph.

         F. To furnish to LICENSEE its professional services and assistance in the establishment of office and accounting procedures, and to supply the proper forms, at cost, for use in connection with the same.

         G. To advise LICENSEE in connection with the disposition of vehicles at the end of their useful lives.

         H. To advise LICENSEE in connection with the obtaining of the most favorable insurance rates available in its local market.

         I. To advise LICENSEE in connection with the obtaining of vehicles at the most favorable prices available to SERVICES.

         J. To advise LICENSEE in connection with the obtaining of proper financing necessary for the purchase of its vehicles.

         K. To furnish to LICENSEE, at no cost, leads resulting from SERVICES' agreements or contacts with national organizations.


                                  ARTICLE II
                                  ----------

         LICENSEE, during the existence of this contract, agrees as follows:

         A. To pay as franchise fees to SERVICES the initial sum of SEVENTEEN DOLLARS AND FIFTY CENTS ($17.50) per thousand of population in the geographical territory assigned to it, based upon the latest available Sales Management's Survey of Buying Power published by Bill Brothers, Inc. of New York, New York, and a further monthly sum computed on the basis of TEN DOLLARS ($10.00) per car per month for all cars in use during the month for rental purposes only. All cars owned or purchased and available for use before the tenth (10th) day of any month shall be considered in use during the month. LICENSEE is to deposit with SERVICES an amount equal to three (3) times the monthly fee for the initial number of cars at the time of execution of this contract, and agrees to pay all monthly fees on the fifteenth (15th) day of the month following the month of use. The aforedescribed deposit is to be applicable against payment of the first three (3) months' fees.

         B. To maintain rental rates and conditions of rental as specified by SERVICES. Any deviation from the national rates and conditions set forth by SERVICES, not agreed to in writing by SERVICES, shall be sufficient cause for cancellation of this contract by SERVICES.

         C. To take and transmit reservations for all other Licensees at no charge to the recipient except for the costs of transmission by telephone or telegraph.

         D. To maintain adequate and proper records on the forms supplied by SERVICES and to use the office and accounting procedures specified by SERVICES; to make available such records for inspection by authorized representatives of SERVICES; and to submit certified reports on the tenth
(10th) day of each month showing the number of vehicles in use for the previous month.

         E. To carry at least such insurance coverage as is prescribed by the laws of the State of Arizona, and to purchase the insurance only from companies licensed to do business in the State of Arizona.

         F. To send it authorized representatives, at its own expense for travel and living costs, to attend a two week training course at the Los Angeles Office of BUDGET RENT-A-CAR, or similar office, prior to the beginning of operation.

         G. To refrain from engaging into any other automobile or truck rental or leasing business in the United States, Mexico, Canada, or any other foreign country during the term of this Agreement and for a period of five (5) years after the termination of this Agreement or any renewal thereof without the written authorization of SERVICES. In the event such business is entered into by LICENSEE, LICENSEE agrees to pay to SERVICES, as liquidated damages, the sum of TEN DOLLARS ($10.00) per car per month for all cars in use plus a lump sum computed on the basis of SEVENTEEN DOLLARS AND FIFTY CENTS ($17.50) per thousand of population of the territory served.

         H. To refrain from the use of the name or word "Budget" in any other automobile or truck rental or leasing business during the term of this Agreement or any renewal thereof and to refrain from the use of the name or word "Budget" in any automobile or truck rental or leasing business forever thereafter, without the written authorization of SERVICES.

         I. To purchase only automobiles manufactured domestically unless authorized by SERVICES to purchase other automobiles.

         J. To make an initial purchase of twenty-five (25) automobiles and maintain that number as a minimum number of vehicles for rental during the first (1st) year of this contract.

         K. To begin operations on or before January 2, 1961.

         L. To submit all choices of locations to SERVICES for approval.

         M. To supply complete customer lists to SERVICES monthly.

                               A R T I C L E III
                               -----------------

         All questions of law arising under this contract shall be resolved in accordance with the laws of the State of Illinois.


                               A R T I C L E IV
                               ----------------

         This contract is personal to the LICENSEE and may not be sold, assigned or in any manner transferred by the LICENSEE without the written authorization of SERVICES.


                                A R T I C L E V
                                ---------------

         While this contract is in full force and effect, LICENSEE shall have the right of first refusal on any SERVICES franchise in LICENSEE'S territory to operate a BUDGET RENT-A-TRUCK business, provided that LICENSEE can offer proof, acceptable to SERVICES, of its financial ability to operate and expand the business covered by the franchise. Said right of first refusal shall be exercisable for a period of sixty (60) days after SERVICES gives LICENSEE notice of SERVICE'S intent to grant such a franchise.


                               A R T I C L E VI
                               ----------------

         In addition to all other rights of cancellation enumerated, implied or available, SERVICES shall have the right to cancel this contract under the following conditions:

         A. If LICENSEE is or becomes unable to meet current obligations as they become due.

         B. If LICENSEE fails to increase reasonably the number of cars in use. The determination of reasonableness is to be made by SERVICES on the Fifteenth (15th) day of January for the preceding year, taking into account the factors of population and location of the territory, and the average expansion per thousand of population of other licensees.

         C. If, in addition to the criteria of Paragraph B of this ARTICLE VI, LICENSEE fails to have a minimum of fifty (50) cars in its rental fleet at the end of the first (1st) year, seventy-five (75) cars at the end of the second
(2nd) year, one hundred (100) cars at the end of the third (3rd) year, and one hundred twenty-five (125) cars at the end of the fourth (4th) year.


                               A R T I C L E VII
                               -----------------

         This contract shall be in full force and effect for a period of five
(5) years from the date of execution, and shall be automatically renewable for each successive five (5) year period thereafter if LICENSEE shall have in use in its rental fleet a number of cars per thousand of population in its territory which is not less than the average number of cars in use by all Licensees during the forty-seventh (47th) month of this contract per thousand of population in territories of all Licensees based upon the latest available issue of said Sales Management's Survey of Buying Power. SERVICES shall notify LICENSEE in writing in the forty-eighth (48th) month of this contract what the said average number of cars is. If, by the end of the fifty-sixth (56th) month of this contract, LICENSEE has in use in its fleet at least the said average number of cars, the conditions for automatic renewal pursuant to this ARTICLE VII shall be deemed to have been met.


                              A R T I C L E VIII
                              ------------------

         LICENSEE may cancel this Agreement upon ninety (90) days written notice to SERVICES, but in that event LICENSEE shall pay to SERVICES on the fifteenth (15th) day of each month for a period of one (1) year from the date of cancellation the total monthly fee paid or payable for the month immediately preceding the month in which the notice of cancellation is received by SERVICES. If, after such cancellation, SERVICES operates or franchises a new Budget Rent-A-Car business in LICENSEE'S territory, LICENSEE may cease making the payments specified in this ARTICLE VIII forever from the month immediately following the month said new Budget Rent-A-Car business rents its first car. SERVICES shall notify LICENSEE immediately when the said first car is rented.


                               A R T I C L E IX
                               ----------------

         All notices required by this Agreement shall be sent by United States registered mail. Notices to SERVICES shall be addressed to its offices at 208 South La Salle Street, Chicago, 4, Illinois, or such other place as it may from time to time designate in writing. Notices to LICENSEE shall be addressed to its offices at ___________________________________________________________
_________, or such other place as it may designate from time to time in writing.

                                A R T I C L E X
                                ---------------

         This Agreement shall be obligatory upon and shall extend to the successors and assigns of SERVICES and to the heirs, executors, administrators and assigns of the individual co-partners hereto, being identified as the LICENSEE. This Article in no way changes the provisions of Article IV hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                       RENT-A-CAR SERVICES CORPORATION

ATTEST:
                                       By
                                         ------------------------------------
                                                 President
- ---------------------------
Secretary

                                       BUDGET RENT-A-CAR OF ARIZONA, a
                                       co-partnership

                                       By: s/ Harry Verblen
                                          -----------------------------------

                                          -----------------------------------

                                          -----------------------------------

                                          -----------------------------------

                                                      LICENSEE

                                   ADDENDUM
                                   --------

         This Addendum forms a part of and is executed simultaneously with those certain Articles of Agreement entered into the 23rd day of November, 1960, by and between RENT-A-CAR SERVICES CORPORATION, an Illinois corporation, hereinafter sometimes referred to as SERVICES, and FRANK KATZEN, ERNST SIELAFF and HARRY VERBLEN, as co-partners, d/b/a BUDGET RENT-A-CAR OF ARIZONA, a co-partnership, hereinafter sometimes referred to as LICENSEE.

                             W I T N E S S E T H:
                             -------------------

         WHEREAS, SERVICES has recognized that LICENSEE is among the first organizations to be licensed by SERVICES and that LICENSEE has requested and is entitled to certain concessions which are not part of the standard licensing agreement which LICENSEE proposes to put in effect, and in further consideration of the execution by LICENSEE of the aforedescribed Articles of Agreement executed simultaneously with this Addendum, the parties hereto do hereby execute this Addendum.

                  SECTION 1. Paragraphs A and G of ARTICLE II of the said Articles of Agreement are amended to delete all reference to the franchise fee of Seventeen Dollars and Fifty Cents ($17.50) per thousand of population.

                  SECTION 2. Paragraph 1 of ARTICLE II of said Articles of Agreement is amended to permit LICENSEE to purchase and use such foreign makes of automobiles as LICENSEE desires without the authorization of SERVICES.

                  SECTION 3. Notwithstanding any other provision of the said Articles of Agreement, especially Paragraph G of ARTICLE II thereof, it is specifically understood that LICENSEE, or any partner or employee thereof may engage in the annual automobile leasing business without SERVICE'S authorization and without financial obligation to SERVICES. This Section 3 shall not be construed to authorize LICENSEE to engage in the truck rental or leasing business unless expressly authorized by SERVICES.

                  SECTION 4. Paragraph L of ARTICLE II of said Articles of Agreement is amended to strike therefrom the last word, being "approval" and substituting in place thereof the words "its advice and recommendations."

                  SECTION 5. ARTICLE IV of the Articles of Agreement is amended to add the following: "Notwithstanding the foregoing sentence, it is agreed that nothing herein contained shall be deemed to preclude the assignment or transfer by the LICENSEE of this Agreement to a corporation in which each of the aforedescribed parties, being the Licensees, or any two of them, shall own more than Fifty Per Cent (50%) of the issued and outstanding stock."

                  SECTION 6. ARTICLE V of said Articles of Agreement is amended to add the following: "It is agreed that LICENSEE'S proof, acceptable to SERVICES, of its financial ability to operate and expand the business covered by the franchise shall be conclusively deemed to have been established upon satisfaction of the following conditions:

                  A. LICENSEE has complied with its minimum growth requirements as described in ARTICLE VI, Sub-paragraph C;

                  B. LICENSEE is prepared to initiate such BUDGET RENT-A-TRUCK business with at least six (6) trucks (or such lesser number as SERVICES may stipulate); and

                  C. LICENSEE is prepared to execute a standard BUDGET RENT-A-TRUCK franchise agreement except that the same shall contain no franchise fee or population charge.

                  SECTION 7. Paragraph A of ARTICLE VI of said Articles of Agreement shall be applicable only if LICENSEE is adjudicated a bankrupt or is in a bankruptcy receivorship, or has made an assignment for the benefit of creditors.

                  SECTION 8. Paragraph B of ARTICLE VII of said Articles of Agreement shall be inapplicable and is deleted.

                  SECTION 9. Notwithstanding the provisions of ARTICLE VIII of the said Articles of Agreement, in the event the business conducted pursuant to the said Articles of Agreement becomes unprofitable and LICENSEE cancels the said Articles of Agreement, LICENSEE shall be relieved of any liability with respect to continued payment of franchise fees after the date of cancellation. In that event, however, the initial partners of LICENSEE, namely: Harry Verblen, Frank Katzen and Ernst Sielaff agree that they will refrain from entering into or causing any other person or organization from entering into, either directly or indirectly, the daily automobile rental business in Arizona as investors, officers or employees for a period of five
(5) years after the date of cancellation of the said Articles of Agreement.

                  SECTION 10. With respect to the provisions of ARTICLES VI and VII of the said Articles of Agreement, regarding the required number of cars, per thousand of population, which LICENSEE is obligated to maintain, the population of LICENSEE'S territory shall be deemed to consist only of the metropolitan areas of Phoenix and Tucson.

                  SECTION 11. In the event LICENSEE sells, assigns or transfers its rights under the said Articles of Agreement to any other party or parties subject to the written authorization and approval of SERVICES, a population fee shall be fixed as part of the sales price and all sums in excess of Seventeen Dollars and Fifty Cents ($17.50) per thousand of population shall be due and payable to SERVICES upon the closing of such sale. In the event LICENSEE sells, assigns or transfers its rights under the said Articles of Agreement to SERVICES, no population fee shall be fixed as part of such sales price.

                  SECTION 12. As further consideration and in order to induce SERVICES to enter into said Articles of Agreement and this Addendum, the said initial partners of LICENSEE, namely: Harry Verblen, Frank Katzen and Ernst Sielaff shall be personally bound by the said Articles of Agreement and this Addendum, and their signatures on this Addendum shall signify that they are bound by the said Articles of Agreement and this Addendum, despite the assignment to a corporation as hereinbefore authorized; provided further, however, that in the event of such assignment, except for the non-competition provisions described in Section 9 of this Addendum and ARTICLE II, Paragraphs G and H of the Articles of Agreement, such personal liability on the part of any or all of said initial partners shall abate upon their disposition of all of their right, title and interest in the outstanding stock of said corporation.

                  SECTION 13. To the extent that any of the terms and provisions of this Addendum shall be or shall be deemed to be inconsistent with the terms and provisions of the Articles of Agreement herein referred to, in such event the terms and provisions of this Addendum shall be controlling.

                  SECTION 14. This Addendum shall be obligatory upon and shall extend to the successors and assigns of SERVICES and to the heirs, executors, administrators and assigns of the individual co-partners hereto, being identified as the LICENSEE.

         IN WITNESS WHEREOF, the parties have executed this Addendum this 23rd day of November, 1960.

                                       RENT-A-CAR SERVICES CORPORATION

                                       By
                                         ------------------------------------
                                                President
ATTEST:


- ------------------------------
  Secretary

                                       BUDGET RENT-A-CAR OF ARIZONA,
                                       a co-partnership

                                       By
                                         ------------------------------------

                                         ------------------------------------

                                         ------------------------------------

                                         ------------------------------------

                                   AGREEMENT
                                   ---------

         ARTICLES OF AGREEMENT made and entered into this 27th day of October, 1961, by and between BUDGET RENT-A-CAR CORPORATION OF AMERICA, an Illinois corporation, Successor in name to RENT-A-CAR SERVICES CORPORATION, hereinafter sometimes referred to as BUDGET, and FRANK KATZEN, ERNST SIELAFF and HARRY VERBLEN, as co-partners, d/b/a BUDGET RENT-A-CAR OF ARIZONA, a co-partnership, hereinafter sometimes referred to as LICENSEE:


                             W I T N E S S E T H:

         WHEREAS BUDGET and LICENSEE have heretofore executed an agreement dated November 23, 1960, modified by addendum of even date for the operation of a BUDGET RENT- A-CAR franchise in the State of Arizona; and

         WHEREAS Article I, Paragraph C thereof provides for the expenditure by BUDGET of Fifty per cent (50%) of the gross franchise fees for advertising, promotion and reservations; and

         WHEREAS it was and is the intention of the parties that such shall apply only to the monthly per car service charges paid by LICENSEE to BUDGET and the parties desire to clarify this provision;

         NOW THEREFORE in consideration of the mutual execution hereof and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed by and between BUDGET and LICENSEE as follows:
         1. Paragraph C of Article I is hereby stricken and in lieu thereof the following new Paragraph C is inserted:

                  "C. To spend a minimum of Fifty percent (50%) of the gross monthly per car service charge paid by all Licensees for advertising, promotion, and reservations for the benefit of all Licensees, allocated on a reasonable basis nationally and locally."

         2.  Paragraph B of Article II is stricken.

         IN WITNESS WHEREOF the parties hereto have executed this agreement the date and year first above written.

                                       BUDGET RENT-A-CAR
                                       CORPORATION OF AMERICA



                                       By
                                         ----------------------------
                                             President

ATTEST:


- -----------------------------
Secretary

                                       FRANK KATZEN, ERNST
                                       SIELAFF and HARRY VERBLEN,
                                       as co-partners, d/b/a BUDGET
                                       RENT-A-CAR OF ARIZONA,
                                       a co-partnership



                                       s/ Frank Katzen
                                       ------------------------------

                                       s/ Ernst Sielaff
                                       ------------------------------

                                       s/ Harry Verblen
                                       ------------------------------

                    CONSENT TO AND AGREEMENT OF ASSIGNMENT
                    --------------------------------------

         AGREEMENT made and entered into this _____ day of December, 1962, by and between BUDGET RENT-A-CAR CORPORATION OF AMERICA, an Illinois corporation, hereinafter sometimes referred to as BUDGET, FRANK KATZIN, HARRY VERBLEN and ERNEST SIELAFF, as co-partners d/b/a BUDGET RENT-A-CAR OF ARIZONA, hereinafter sometimes referred to as LICENSEE, and DAVID KATZIN and CHARLES H. JULIUSBURG, hereinafter sometimes referred to as ASSIGNEES,

                             W I T N E S S E T H :

         WHEREAS, pursuant to an agreement dated November 23, 1960, and Addendum of the same date, LICENSEE has operated a Budget Rent-A-Car franchise in certain areas of the State of Arizona, which said agreement was further amended October 27, 1961; and

         WHEREAS, HARRY VERBLEN, one of the Licensees, proposes to transfer his interest in the said partnership, including his interest in the said Franchise Agreement, as modified, to the ASSIGNEES herein; and

         WHEREAS, BUDGET has agreed to the said assignment,

         NOW, THEREFORE, in consideration of the above which are expressly incorporated herein, and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed by and between the parties as follows:

         1. HARRY VERBLEN does hereby assign such right, title and interest as he may have in and to the said Franchise Agreement, as so modified, to ASSIGNEES herein, DAVID KATZIN and CHARLES H. JULIUSBURG.

         2. BUDGET does hereby consent to the said assignment.

         3. DAVID KATZIN and CHARLES H. JULIUSBURG, ASSIGNEES herein, do hereby acknowledge their acceptance of the assignment and do hereby undertake the responsibilities, duties, and obligations of LICENSEE therein, specifically including, but not limited to, the restrictions described in
ARTICLE II, [paragraph][paragraph] G and H of the said Franchise Agreement.

                                       BUDGET RENT-A-CAR CORPORATION
                                         OF AMERICA


                                       By
                                         ------------------------------------
ATTEST:

- -----------------------------



                                       --------------------------------------


                                       --------------------------------------


                                       --------------------------------------
                                       As co-partners d/b/a BUDGET RENT-A-CAR
                                        OF ARIZONA


                                       --------------------------------------


                                       --------------------------------------
                                                   ASSIGNEES

                               RELEASE AGREEMENT
                               -----------------

         AGREEMENT made and entered into at Chicago, Illinois, this 30th day of December, 1963, by and between BUDGET RENT-A-CAR CORPORATION OF AMERICA, an Illinois corporation, hereinafter referred to as BUDGET, and FRANK KATZIN, ERNEST SIELAFF, DAVID KATZIN AND CHARLES H. JULIUSBURG d/b/a BUDGET RENT-A-CAR OF ARIZONA, hereinafter sometimes referred to as LICENSEE,

                             W I T N E S S E T H :

         WHEREAS, LICENSEE owns the exclusive rights to the use of the name and mark "Budget Rent-A-Car" in conjunction with the operation of an automobile rental business in the State of Arizona; and

         WHEREAS, BUDGET has requested LICENSEE to release its rights to the City of Parker, Arizona and its immediate environs, LICENSEE having no plans to establish its Budget Rent-A-Car operations in said area; and

         WHEREAS, LICENSEE has agreed to release the said area;

         NOW, THEREFORE, in consideration of the above which are expressly incorporated herein as though set forth here in full, and the payment of FIFTY DOLLARS ($50.00) by BUDGET to LICENSEE, and other good and valuable consideration, the receipt of which is expressly acknowledged, it is agreed that:

         /1/ LICENSEE does hereby irrevocably release to BUDGET all of its right to the exclusive use of the names and marks "Budget Rent-A-Car" and "Budget Rent-A-Truck" in conjunction with the operation of an automobile or truck rental business in the City of Parker, Arizona, and its immediate environs, and does agree that BUDGET may enter into franchise or option agreements within said area without reservation of any kind or without payment to LICENSEE of any consideration therefor.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                       BUDGET RENT-A-CAR CORPORATION
                                         OF AMERICA



                                       By
                                         ------------------------------------
ATTEST:


- -----------------------------


                                       --------------------------------------


                                       --------------------------------------


                                       --------------------------------------


                                       --------------------------------------
                                       d/b/a BUDGET RENT-A-CAR OF ARIZONA

                             AMENDATORY AGREEMENT
                             --------------------

         THIS AGREEMENT made and entered into this 1st day of November, 1966, by and between BUDGET RENT-A-CAR CORPORATION OF AMERICA, hereinafter sometimes referred to as BUDGET, and Frank Katzin, Ernest Sielaff, David Katzin & Charles Juliusburg, co-partnership, d/b/a Budget Rent-A-Car of Arizona, hereinafter sometimes referred to as LICENSEE,

                             W I T N E S S E T H :

         In consideration of the mutual covenants herein contained, it is agreed by and between the parties hereto that the Franchise Agreement dated November 23, 1960 (including any and all subsequent amendments thereto) is now hereby further amended effective January 1, 1967, as follows:

         1. ARTICLE II, B, relating to monthly service charges (or such comparable section in the Franchise Agreement which describes the monthly service charges required to be paid by LICENSEE to BUDGET) is amended by increasing the said monthly service charge per vehicle from TEN ($10.00) DOLLARS per month to THIRTEEN ($13.00) DOLLARS per month. (ARTICLE I, C, or its comparable section in the Franchise Agreement, provides that fifty percent of said amount be spent for advertising.)

         2. BUDGET agrees that with reference to all Franchise Agreements in which it receives monthly franchise and service charges per vehicle totaling TWENTY ($20.00) DOLLARS per month, and wherein it is obliged to spend not to exceed FIVE ($5.00) DOLLARS per month per vehicle for advertising purposes, such Agreements are amended to raise the monthly advertising requirement from FIVE ($5.00) DOLLARS to SIX AND 50/100 ($6.50) DOLLARS per month.

         3. Except as herein expressly provided, the above described Franchise Agreement as in effect prior hereto shall remain in full force and effect subject to the terms hereof.

         IN WITNESS WHEREOF, the parties hereunto have set their hands and seals on the day and year first above written.

                                       BUDGET RENT-A-CAR CORPORATION
                                         OF AMERICA



                                       By
                                         ------------------------------------
                                                Its Vice President



                                       Frank Katzin, Ernest Sielaff, David
                                       Katzin, and Charles Juliusburg, a
                                       co-partnership, d/b/a Budget Rent-A-Car
                                       of Arizona



                                       By
                                         ------------------------------------
                                           Name and Title of Officer, Partner
                                           or indicate sole proprietor:

                                           Its Operating Partner

                       AMENDMENT TO FRANCHISE AGREEMENT

                             DATED MARCH 18, 1968


         By mutual agreement of the parties hereto, that certain Franchise Agreement dated November 23, 1960 by and between BUDGET RENT-A-CAR CORPORATION OF AMERICA, an Illinois corporation and FRANK KATZIN, ERNEST SIELAFF, DAVID KATZIN and CHARLES H. JULIUSBURG, d/b/a BUDGET RENT-A-CAR OF ARIZONA, a co-partnership shall be and the same is hereby amended and modified by the deletion of the words "In the United States, Mexico, Canada or any other foreign country" from ARTICLE II, Paragraph G, thereof; and by the insertion of the following words, in lieu thereof:

              "The State of Arizona, excluding the city of Parker, Arizona"

         In all other respects, said License Agreement shall remain in full force and effect without modification.

                                       BUDGET RENT-A-CAR CORPORATION
                                         OF AMERICA, an Illinois corporation



                                       By
                                         ------------------------------------
                                                Its Vice President

ATTEST:


- -----------------------------
Its Assistant Secretary

                                       Frank Katzin, Ernest Sielaff, David
                                       Katzin, and Charles H. Juliusburg,
                                       d/b/a Budget Rent-A-Car of Arizona, a
                                       co-partnership

ATTEST:
                                       --------------------------------------
                                       Frank Katzin


                                       --------------------------------------
- ------------------------               Ernest Sielaff
Its Secretary

                                       --------------------------------------
                                       David Katzin


                                       --------------------------------------
                                       Charles H. Juliusburg

                    CONSENT TO AND AGREEMENT OF ASSIGNMENT
                    --------------------------------------

         AGREEMENT made and entered into this 3rd day of April, 1968, by and between BUDGET RENT-A-CAR CORPORATION OF AMERICA, an Illinois corporation, hereinafter sometimes referred to as "BUDGET", FRANK KATZIN, ERNST SIELAFF, DAVID KATZIN, and CHARLES JULIUSBURG, individually, and as copartners d/b/a BUDGET RENT-A-CAR OF ARIZONA, hereinafter sometimes referred to as "LICENSEE", and MARGARET F. KATZIN, hereinafter sometimes referred to as "ASSIGNEE",

                                  WITNESSETH:
                                  ----------

         WHEREAS, purusant to an Agreement dated November 23, 1960, and Addendum of the same date, LICENSEE has operated a Budget Rent-A-Car franchise in certain areas of the State of Arizona, which said Agreement was further amended October 27, 1961; and

         WHEREAS, CHARLES JULIUSBURG, one of the Licensees, proposes to transfer his interest in said partnership, including his interest in the said Franchise Agreement, as modified, to the ASSIGNEE herein; and

         WHEREAS, BUDGET has agreed to said assignment; and

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed by and between the parties as follows:

                  1. CHARLES JULIUSBURG does hereby assign such right, title and interest as he may have in and to the said partnership and to said Franschise Agreement, as so modified, to the ASSIGNEE herein, MARGARET F. KATZIN.

                  2. BUDGET does hereby consent to said assignment.

                  3. FRANK KATZIN, ERNST SIELAFF AND DAVID KATZIN do hereby consent to said assignment.

                  4. MARGARET F. KATZIN, ASSIGNEE herein, does hereby acknowledge her acceptance of the assignment of the interest of CHARLES JULIUSBURG in and to said partnership and to said Franchise Agreement, and does hereby undertake the responsibilities, duties, and obligations of LICENSEE therein, specifically including, but not limited to the restrictions described in ARTICLE II, Paragraphs G and H of said Franchise Agreement.


                                       BUDGET RENT-A-CAR CORPORATION
                                       OF AMERICA

ATTEST:                                By
                                         ---------------------------------
- -----------------------------

                                       -----------------------------------


                                       -----------------------------------


                                       -----------------------------------


                                       -----------------------------------

                                       As copartners d/b/a BUDGET RENT-A-
                                       CAR OF ARIZONA


                                       -----------------------------------


                                       -----------------------------------

                         ADDENDUM TO LICENSE AGREEMENT
                         -----------------------------

         THIS AGREEMENT made and entered into this 4th day of April, 1969 by and between BUDGET RENT-A-CAR CORPORATION OF AMERICA, an Illinois corporation (hereinafter sometimes referred to as "BUDGET"); and

                         Budget Rent-A-Car of Arizona
                        ------------------------------

 a       Partnership      (hereinafter sometimes referred to as "LICENSEE"),
   -----------------------
     (legal designation)


                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, on the 23rd day of November, 1960 the parties hereto entered into a License Agreement, pursuant to which LICENSEE was granted the right to conduct a car rental business in certain designated territory under the name Budget and,

         WHEREAS, the parties hereto deem it to their mutual best interest to amend and modify said License Agreement,

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. LICENSEE agrees that it will, at all times during the term of the said License Agreement, or any extension or renewal thereof, maintain in full force and effect a policy or policies of automobile liability insurance having minimum limits of 100,000/300,000/25,000, insuring LICENSEE and all authorized rentees, lessees and users of any and all automobiles leased or rented by LICENSEE. Further, LICENSEE agrees that any such policy or policies of insurance shall name BUDGET as an additional assured thereunder.

         2. LICENSEE agrees to furnish and file with BUDGET, evidence from the insurance carrier who has issued the policy or policies of insurance described in Paragraph 1 hereof, of the fact that said policy or policies of insurance are in full force and effect. Said evidence of insurance shall be filed annually, on or prior to the date of the issuance of each policy or policies of insurance.

         3. All of the policies of insurance described in paragraph 1 hereof shall contain a provision that BUDGET RENT-A-CAR CORPORATION OF AMERICA shall receive at least ten (10) days' prior written notice before the coverage provided in said policies of insurance shall become ineffective with respect to any of the insureds thereunder.

         4. Except as expressly modified herein, said License Agreement shall remain in full force and effect without modification.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum to License Agreement the date first above written.

                                       BUDGET RENT-A-CAR CORPORATION OF
                                       AMERICA, an Illinois corporation


                                       By
                                         ------------------------------------
                                                                   President.


                                       s/  Budget Rent A Car of Arizona
                                       --------------------------------------
                                               (legal designation)


                                       By
                                         ------------------------------------
                                                Title: Managing Partner

                             AMENDATORY AGREEMENT
                             --------------------

         THIS AGREEMENT made and entered into this 31st day of August, 1979, by and between BUDGET RENT A CAR CORPORATION, f/k/a RENT-A-CAR SERVICES CORPORATION and f/k/a BUDGET RENT A CAR CORPORATION OF AMERICA, herein after referred to as "BUDGET", and ARIZONA RENT-A-CAR SYSTEMS, INC., f/k/a BUDGET RENT A CAR OF ARIZONA, a co-partnership, herein after referred to as "LICENSEE".

                             W I T N E S S E T H:

         WHEREAS BUDGET and LICENSEE have heretofore executed Articles of Agreement dated November 23, 1960, modified by an Addendum of the same date for the operation of BUDGET RENT A CAR franchise in the State of Arizona, hereinafter referred to as "License Agreement"; and

         WHEREAS Section 11 of said Addendum is unclear as to its meaning; and

         WHEREAS it is the intention of the parties to clarify and add to the language of said Section 11.

         NOW THEREFORE, in condsideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the parties hereto that the Budget Rent A Car License Agreement for the State of Arizona dated November 23, 1969 as amended, is further amended as follows:

1. Section 11 of the November 23, 1960 Addendum to the aforesaid License Agreement is hereby deleted in its entirety and substituted in lieu thereof is the following provision.

                  "Section 11. If LICENSEE or its beneficial owners propose to assign or transfer the License Agreement, the beneficial ownership of LICENSEE or the Budget Rent a Car business in accordance with a bona fide, executed written offer to purchase same, a copy of such offer shall be sumitted to BUDGET, which shall, for a period of thirty (30) days from the date on which it receives such offer, have the option to purchase same for the price and on the terms and conditions contained in such offer, provided that BUDGET may substitute cash for any other consideration proposed in such offer, and further provided that BUDGET may deduct from said purchase price an amount equal to the then current population fee being charged by BUDGET to new licensees purchasing Budget Rent A Car franchises (but in no event less than $60./thousand of population which is the now current population fee) times the total population of the State of Arizona as of the date hereof; to wit, 2,400,000. If BUDGET does not exercise this option, the offer may be accepted by LICENSEE and/or its beneficial owners, subject to approval by BUDGET as provided in Article IV of the forsaid License Agreement.

                  If LICENSEE assigns or transfers the License Agreement, the beneficial ownership of LICENSEE or the Budget Rent a Car business to a third party in accordance with the preceding paragraph, then upon such assignment or transfer LICENSEE shall pay to BUDGET an amount equal to the then current population fee being charged by BUDGET to new licensees purchasing Budget Rent a Car franchises (but in no event less than $60./thousand of population which is the now current population fee) times the total population of the State of Arizona as of the date hereof; to wit, 2,400,000."

2. Except as herein expressly provided, the above described License Agreement, as amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereunto have set their hands and seals on the day and year first above written.

ARIZONA RENT-A-CAR SYSTEMS, INC        BUDGET RENT A CAR CORPORATION

By                                     By
  -----------------------------          ---------------------------

                          SECOND AMENDATORY AGREEMENT

         THIS AGREEMENT, made and entered into this 31st day of August, 1979, by and between BUDGET RENT A CAR CORPORATION, an Illinois corporation (hereinafter referred to as "Budget"), BUDGET RENT A CAR SYSTEMS, INC., a Delaware corporation (hereinafter referred to as "Systems"), ARIZONA RENT-A-CAR SYSTEMS, INC., a Delaware corporation (hereinafter referred to as "Licensee"), and DAVID KATZIN, individually.

                                  WITNESSETH:

         WHEREAS, Budget and Licensee have heretofore executed Articles of Agreement dated November 23, 1960, as modified and amended by Addendum of the same date, by an undated Agreement executed in October, 1961, and by an Amendatory Agreement of even date herewith, all hereinafter collectively referred to as the "License Agreement"; and

         WHEREAS, pursuant to the License Agreement, Licensee has the right to operate a Budget Rent A Car business in the State of Arizona, including the territory of the Phoenix Sky Harbor International Airport; and

         WHEREAS, on July 18, 1979, the City of Phoenix accepted proposals for four (4) nonexclusive licenses to conduct auto rental agencies at Phoenix Sky Harbor International Airport; and

         WHEREAS, Licensee desired to submit a proposal to the City of Phoenix, but could not satisfy the bid requirements, and requested that Budget act in its place and stead; and

         WHEREAS, with the express approval of Licensee, Budget caused Systems to submit a qualified proposal to the City of Phoenix, which proposal is about to be accepted and approved by the City; and

         WHEREAS, Systems submitted said proposal contingent upon Licensee's agreement to the terms and conditions recited herein.

         NOW, THEREFORE, in consideration of the mutual covenants recited herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. AIRPORT CONTRACT. Upon execution of the Airport License Agreement between Systems and the City of Phoenix, Systems shall assign such agreement to Licensee, and Licensee shall use its best efforts to obtain the City's consent to such assignment. It is understood that such assignment shall not relieve Systems of its liability pursuant to said Agreement. However, Licensee at all times shall have the right to obtain Systems release from liability from the City of Phoenix upon which release this Agreement shall immediately terminate and be of no further force and effect.

            2. TERM. The term of this Agreement shall be for the term of the airport contract unless sooner terminated according to the provisions of this Agreement.

            3. FAITHFUL PERFORMANCE. Licensee agrees to faithfully perform each and every obligation under and pursuant to: this Agreement; the License Agreement, as amended, between Budget and Licensee; the Airport License Agreement to be entered into between Systems and the City of Phoenix (which agreement, when executed, shall be a part hereof and incorporated herein by reference); all other agreements which Licensee may be required to enter into under, pursuant to, or in performance of the terms and conditions of the aforesaid agreements; and any and all amendments and exhibits to any of said agreements not herein expressly referred to which may be or may hereafter be executed. Licensee shall not alter, amend or revise any of the aforesaid agreements without prior written consent of Budget, violation of which shall constitute a breach of this Agreement.

            4. DEFAULT AND ASSIGNMENT. In the event Licensee shall materially breach the terms or conditions of any of the agreements described in Article 2 above, and shall fail to cure such default within one-half of the time provided in the relevant agreement for cure, or in the event such default is not subject to or possible of cure, then, in either event, all right, title and interest of Licensee in the Airport License Agreement shall expire, and all right, title and interest of Licensee in the Budget Rent-A-Car franchise for service of the Sky Harbor International Airport, Phoenix, Arizona, shall be and hereby are assigned to Systems, without further proceedings or the execution of any other documents; provided, however, that in no event shall such an assignment occur as a result of a default which is subject to cure unless Budget shall give to Licensee seven (7) days written notice of said default. Budget and Licensee acknowledge and agree that the aforesaid assignment of franchise rights is undertaken as security for Systems' obligations and responsibilities resulting from its execution of the Airport License Agreement.

            5. ADDITIONAL DEFAULTS. The assignment provided for in Article 3 above shall take effect immediately and without cause or notice, written or otherwise, in the event of any of the following:

         a. The admission by Licensee of its inability to pay its debt or obligations as they become due.

         b. The filing of a voluntary petition in bankruptcy, or the filing of an involuntary petition in bankruptcy against Licensee, with the latter not being dismissed within 30 days.

         c. Any assignment by Licensee of its property for the benefit of creditors.

         d. Any purported sale, assignment, pledge or transfer, whether lifetime or less of Licensee or its Budget Rent-A-Car business.

            6. INDEMNIFICATION BY LICENSEE. Licensee agrees to pay to Budget on demand all amounts, costs, losses and expenses (including reasonable attorney's fees and court costs) which may be reasonably paid or incurred by Budget or Systems in accordance with the terms of the Airport License Agreement. Further, Licensee agrees to indemnify, protect, defend and save Budget and Systems harmless from and against any and all claims, actions, liabilities, losses, costs or expenses (including reasonable attorney's fees and court costs) arising either directly or indirectly out of this Agreement or Systems' execution of the Airport License Agreement, except as may be caused by their own fault or negligence. Budget agrees that Licensee may employ attorneys of its own selection, subject to Budget's reasonable consent and approval, to appear and defend the claim or act on behalf of Budget at the expense of Licensee. Budget at its option shall have the sole authority for the direction of the defense and shall be the sole judge of the acceptability of any compromise or settlement of any claims or actions brought against Budget. Licensee agrees to pay Budget interest at the rate of ten percent (10%) per annum, or the highest lawful rate permitted if less than ten percent (10%) per annum, from the date of any payment, loss, cost, or expense incurred by Budget pursuant to this Agreement until paid by Licensee to Budget.

            7. NON-COMPETITION. In the event of an assignment of the Budget franchise for the Sky Harbor International Airport from Licensee to Systems pursuant to the terms of this Agreement, Licensee covenants and agrees that it shall not thereafter, in any respect, offer rental vehicle service to, from or at the Sky Harbor International Airport for so long as Budget or its assignee may conduct the Budget Rent-A-Car business from said airport under the aforesaid

Airport License Agreement for the remaining term thereof, but in no event not less than six (6) months after date of such assignment.

            8. PURCHASE OF ASSETS. In the event that, pursuant to this Agreement, Systems elects to undertake the operation of the Budget business at the Sky Harbor International Airport, Licensee shall sell to Systems and Systems shall purchase from Licensee such of its in-airport capital improvements and business assets (including, but not limited to, fixtures, signs, counters, furnishings and equipment but excluding cars in Licensee's fleet) as Systems in its sole discretion deems appropriate for the conduct of the rent-a-car business. The price to be paid by (PAGE 5 IS MISSING)

            9. PERSONAL GUARANTEE. David Katzin hereby unconditionally guarantees each, every and all of the obligations of Licensee undertaken or assumed by it herein. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Attest:                                BUDGET RENT A CAR CORPORATION:


                                       By:
- -----------------------------             -----------------------------------
          Secretary                        Executive Vice President


Attest:                                BUDGET RENT A CAR SYSTEMS, INC.


                                       By:
- -----------------------------             -----------------------------------
          Secretary                        Executive Vice President


Attest:                                ARIZONA RENT-A-CAR SYSTEMS, INC.


                                       By:
- -----------------------------             -----------------------------------
                                                  President


Attest:                                DAVID KATZIN


                                       By:
- -----------------------------             -----------------------------------
                                                 Individually

State of Illinois          )
                           ) ss.:
County of Cook             )

         On the 9th day of November, 1979, before me appeared Clifton E. Haley to me personally known, who, being by me duly sworn, did say that he is the Executive Vive President of BUDGET RENT A CAR CORPORATION, the corporation described in and which executed the above instrument; that the seal affixed to the foregoing instrument is the corporate seal of said corporation; that said instrument was executed in behalf of said corporation by authority of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.



                                           ----------------------------------
                                           Notary Public Cook County

                                           My commission expires 2/4/82


State of Illinois          )
                           ) ss.:
County of Cook             )

         On the 9th day of November, 1979, before me appeared Clifton E. Haley to me personally known, who, being by me duly sworn, did say that he is the Executive Vice President of BUDGET RENT A CAR SYSTEMS INC., the corporation described in and which executed the above instrument; that the seal affixed to the foregoing instrument is the corporate seal of said corporation; that said instrument was executed in behalf of said corporation by authority of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.



                                           ----------------------------------
                                           Notary Public Cook County

                                           My commission expires 2/4/82

State of Arizona           )
                           ) ss.:
County of Maricopa         )

         On the 6th day of November, 1979, before me appeared David Katzin to me personally known, who, being by me duly sworn, did say that he is the Vice President of ARIZONA RENT-A-CAR SYSTEMS, INC., the corporation described in and which executed the above instrument; that the seal affixed to the foregoing instrument is the corporate seal of said corporation; that said instrument was executed in behalf of said corporation by authority of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.



                                           ----------------------------------
                                           Notary Public Cook County

                                           My commission expires 10/9/82


State of Arizona           )
                           ) ss.:
County of Maricopa         )

         On this 6th day of November, 1979, before me personally appeared DAVID KATZIN, to me known, who, being by me duly sworn, did depose and say that he executed the foregoing instrument as his free act and deed.



                                           ----------------------------------
                                           Notary Public Cook County

                                           My commission expires 10/9/82

                 [Letterhead of Budget Rent A Car Corporation]


January 27, 1981



Mr. David Katzin
ARIZONA RENT A CAR SYSTEM, INC., d/b/a
Budget Rent a Car of Arizona
P.O. Box 27500
Phoenix, Arizona 85061

Dear Mr. Katzin:

This letter will confirm the understanding by which Budget Rent a Car Corporation ("Budget") will be allowed to develop portions of Budget Rent a Car of Arizona's territory, and we feel that the following arrangement will be mutually agreeable and beneficial to both Budget and Budget Rent a Car of Arizona ("Arizona").

In accordance with our understanding, Budget shall have the right to develop the undeveloped portions of the Licensed Territory granted to Arizona by Budget pursuant to the License Agreement dated November 23, 1960, provided, however, that excluded from the Licensed Territory are those areas which Arizona is actively operating on its own behalf and which Arizona has heretofore developed by the issuance of presently existing sublicense agreements, all as more fully detailed on the attached schedule. That part of the Licensed Territory which Budget may develop as per the above shall hereinafter be referred to as the "Unlicensed Territory".

         1. Budget shall, in accordance with the current policies and procedures of its franchise development program, attempt to develop the Unlicensed Territory by selling licenses within said Unlicensed Territory for a minimum license fee of not less than $7,500.00.

         2. Budget will be responsible for opening and providing continuing services with respect to licenses sold by Budget and for all other obligations of Budget set forth in the standard form of License Agreement in effect at the time a license is granted.

         3. Budget will pay to Arizona any license fee (as that term is defined in the then current License Agreement) received by Budget on the sale of a license. Such payment shall be made within thirty (30) days after receipt by Budget.

         4. Budget will promptly pay to on a monthly basis one-third (1/3) of all Franchise Maintenance Fees and Car Service Fees (as those terms are defined in the then current License Agreement) received by Budget with respect to each license sold by Budget within the Unlicensed Territory.

Budget Rent a Car of Arizona
January 27, 1981
Page 3

         5. Arizona is, without cost or expense to Arizona, hereby substituted in the place of Budget with respect to Budget's option to purchase as provided in Section 13.03 of the current form License Agreement; provided, however, that Arizona's right thereunder shall extend for a period of only fifteen (15) days and that in the event Arizona does not exercise the option within the fifteen (15) day period, then Budget may do so, on its own behalf, if it so desires. It being understood, however, that under no circumstance is Budget obligated to exercise their option to purchase from licensee, and Budget's failure to so purchase will in no way affect Arizona's rights under the License Agreement between Budget and Arizona or Budget's rights under this agreement.

         6. Budget will advise Arizona of each proposed licensee for each new License Agreement.

         7. This Agreement continues until terminated by either party on ninety (90) days written notice. Notwithstanding the termination of this Agreement, any license sold by Budget pursuant to the terms of this Agreement shall remain in effect and the rights and obligations of Budget and Arizona with respect to any such license shall continue in accord with this Agreement until such license terminates.

         8. This Agreement is made part of the License Agreement between Budget and Arizona referred to above and such License Agreement may not be sold, assigned or otherwise transferred, separate or apart from this Agreement. Further, if the License Agreement shall terminate this Agreement shall also terminate as to all licenses sold by Budget in the Unlicensed Territory and Arizona shall have no further rights under this Agreement with respect to any such license sold by Budget.

         9. In the event any license sold by Budget hereunder terminates, the Licensed Territory of such license shall revert back to Arizona subject to Budget's right to resell the Licensed Territory, or any part thereof, under the terms of this Agreement. In the event of a termination and resale, by Budget or Arizona, Budget shall be entitled to so much of the license fee as is necessary to satisfy:

                  A.) All amounts actually incurred by Budget on behalf of the terminated license, including but not limited to reservations, yellow pages and operational supplies; then

                  B.) All amounts due Budget for Car Service, Franchise Maintenance and Credit Car Fees under the terminated License Agreement (which shall be divided with Arizona as per Paragraph 4 of this Agreement).

Budget Rent a Car of Arizona
January 27, 1981
Page 3


Any part of the license fee remaining after the amounts owed under A and B have been satisfied, shall be paid to Arizona as per Paragraph 3 of this Agreement; provided, however, that if the license fee on resale is insufficient to satisfy the amounts owed Budget under either A or B above, then Budget shall bear the loss to the extent of such insufficiency.

If you are in accord with these terms and conditions, please acknowledge your receipt and acceptance hereof by signing and returning the enclosed copy of this letter.

Sincerely,


WILLIAM N. PLAMONDON
Director of Franchise Development

Enclosure

WNP/RLA/ean

RECEIVED AND ACCEPTED
SIGN HERE:


- ----------------------------------

DATE: 2/11/81